Prospectus Supplement                                       218144 9/04
dated September 9, 2004 to:

PUTNAM FLOATING RATE INCOME FUND
Prospectus dated September 7, 2004, as supplemented

The following paragraph is added above the heading "How do I sell fund shares?"

Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods and certain other factors.